UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 18, 2010

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John D. Carne was elected Executive Vice President and James E. Wright was elected Senior Vice President of Cameron International Corporation by the Company’s Board of Directors, effective March 1, 2010.  Mr. Carne is also President of the Company’s Drilling & Production Systems group and Mr. Wright is also President of its Valves & Measurement group.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors also amended the Company’s Bylaws to adopt a “majority vote” standard for non-contested election of directors.  No other changes were made to the Bylaws. The full text of the First Amendment to the Bylaws is filed as Exhibit 3.1 to this report and incorporated herein by reference.

The Amendment to the Bylaws is effective as of February 18, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following is being furnished as exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 3.1	First Amendment to the Cameron International Corporation Third Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:          February 19, 2010

Exhibit Index

Exhibit Number	Exhibit Title or Description
Exhibit 3.1	First Amendment to the Cameron International Corporation Third Amended and Restated Bylaws